                                                                   EXHIBIT 10.37

                                LICENSE AGREEMENT


         THIS LICENSE AGREEMENT ("Agreement") is entered into as of this 31st day of January, 1998 by and between SPECIALTY EQUIPMENT COMPANIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Licensor") and having its principal office at 1245 Corporate Boulevard, Aurora, Illinois 60504, and SPECIALTY EQUIPMENT MANUFACTURING CORPORATION, a corporation organized and existing under the laws of the State of Delaware ("Licensee"), having its principal office at 1245 Corporate Boulevard, Aurora, Illinois 60504.

                               W I T N E S E T H:

         WHEREAS, Licensor has undergone a corporate restructuring resulting in Licensor being reconstituted principally as a holding company and Licensee being organized to perform the manufacturing, sales and product development activities performed heretofore by Licensor;

         WHEREAS, Licensor is the owner of certain service marks, trademarks and patents;

         WHEREAS, Licensee wishes to acquire, and Licensor is willing to grant to, Licensee the right to use certain of these service marks, trademarks and patents in connection with Licensee's business (the business heretofore performed by Licensor) under the terms and conditions described below;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

         1. Grant of License. Licensor hereby grants to Licensee a world-wide, non-exclusive non-transferrable license in the following intellectual property:
(a) the right to use the trademarks and service marks listed on Exhibit A attached hereto (the "Licensed Marks"), (b) the right to use the patents listed on Exhibit B attached hereto, including any subsequent improvements made thereto by Licensee (the "Licensed Patents"), (c) the right to use any confidential, technical, manufacturing or other information known to Licensor now or in the future, which is significant to the subject matter of the Licensed Patents ("Know-How"); (d) the devices manufactured as described in or covered by any of the Licensed Patents or Know-How ("Products"); and (e) the means and methods described in or covered by any of the Licensed Patents or Know-How ("Methods", collectively with the Licensed Marks, the Licensed Patents, the Know-How, the Products and the Methods, the "Licensed Intellectual Property").

         2. Compensation. Licensee agrees to pay to Licensor as compensation for the license granted pursuant hereto the sum (i) 4% of the quarterly gross receipts received by Licensee for any products sold which bear any of the Licensed Marks and (ii) 4% of the quarterly gross receipts received by Licensee from the Products manufactured by or on behalf of Licensee which are covered by the Licensed Patents, the Know-How or the Methods. The percentages shown in the preceding sentence shall be subject to adjustment as mutually agreed upon by the parties after completion of a valuation study currently in progress. The compensation payable hereunder shall be due and payable by Licensee on a quarterly basis based on a calendar year.

         3. Standards and Other Covenants. Licensee agrees that the standard of services provided in connection with a Licensed Mark and the quality of products bearing a Licensed Mark shall be at least equivalent to those adopted or used by Licensor with respect to the Licensed Marks. To insure the maintenance of such standards and quality, Licensor shall have the right to investigate, from time to time upon two (2) business days advance written notice, the facilities, operations and products of Licensee, and Licensee shall cooperate with Licensor in making such investigations and shall make available to Licensor such samples, books and records as Licensor shall reasonably request in connection with Licensor's efforts to maintain such standards and quality. If, in the sole discretion of Licensor, such standards or quality are not being maintained by Licensee, Licensor may terminate this Agreement as provided in Section 5 hereof. Licensee agrees that it shall mark or cause to be marked the

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products manufactured or sold by it in the United States using the
Licensed Patents under this Agreement in accordance with the statutes of the United States relating to the marking of patented articles.

         4. Manufacture of Products. Licensee may engage third parties in the development and manufacture of the Products. Licensee shall have the right to disclose the Know-How to any such third party under written non-disclosure agreements (to be in a form reasonably acceptable to Licensor) for use in connection with the functions being performed by such third party. All such disclosures are to be expressly agreed to by Licensor, and such agreement will not be unreasonably withheld.

         5. Termination. This Agreement shall become effective as of the date first written above. The License granted hereunder, or any portion thereof, shall terminate upon the occurrence of any of the following events:

                  (a) If Licensor's right to use all or any of the Licensed Intellectual Property terminates, Licensee's rights and privileges to use any such Licensed Intellectual Property or any portion thereof shall likewise terminate;

                  (b) If Licensee shall apply for or consent to the appointment of a receiver, trustee or liquidator of Licensee or of all or a substantial part of its assets, liquidate such by itself, file a voluntary petition in bankruptcy, be unable or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of its creditors, make a trust or mortgage for the benefit of its creditors, file a petition or any answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, file an answer admitting the material allegations of a petition filed against Licensee in any bankruptcy, reorganization or insolvency proceedings, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Licensee a bankrupt or insolvent or approving a petition seeking reorganization of Licensee or appointing a receiver, trustee or liquidator of Licensee or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of 60 consecutive days from the filing thereof, or shall take any action towards its dissolution or termination;

                  (c) In the event Licensee does not maintain the standards and quality of services and products specified in
                           Section 3, and fails to commence to improve such standards and quality within 30 days after written notice from Licensor or shall thereafter fail to continue diligently to make such improvements until the required standards and quality have been reached;

                  (d) If Licensee shall fail to make any payment required hereunder when due and shall fail to cure such default within seven (7) days after written notice from Licensor; or

                  (e) If Licensee shall default under any of the other provisions of this Agreement and shall fail to cure such default within 30 days after written notice from Licensor;

then upon the occurrence of any such event, this Agreement and all rights of Licensee hereunder shall terminate immediately upon written notice by Licensor to Licensee; provided, however, that the provisions of this Agreement with respect to any actions required to be taken by Licensee upon such termination shall continue in full force and effect and shall be enforceable by Licensor. Notwithstanding the foregoing, Licensor shall not have the right to terminate this Agreement for any default described in subsection (e) above if within the 30-day grace period provided, Licensee shall have commenced and shall diligently pursue all actions necessary to cure such default. Upon termination of this Agreement, Licensee further agrees to immediately discontinue all use of the Licensed Intellectual Property and any terms or marks confusingly similar to any of the Licensed Marks, to cooperate with Licensor or its appointed agent to apply to the appropriate authorities to cancel any fictitious name or other filing or registration, and, upon Licensee's request, to file such documents as are required by the appropriate governmental, professional or regulatory body to signify Licensee's consent to any and all uses of the

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Licensed Intellectual Property by any other person or entity designated by
Licensor, and to destroy all printed materials owned by Licensee which bear any Licensed Mark subject to the License.

         6. Registration of Licensed Intellectual Property. Licensee agrees to make all filings, to bring all proceedings and to take all other actions necessary to preserve and protect the Licensed Intellectual Property from any existing, potential or threatened infringement, abandonment, forfeiture or other loss, to the extent that such Licensed Intellectual Property has been exposed to any such danger by reason of Licensee's use thereof. Licensee shall be responsible for all payments including without limitation payments of any maintenance fees required to keep in force any of the Licensed Patents. Licensee will also make all filings, bring all proceedings and take all other actions necessary to secure any additional rights in the Licensed Intellectual Property available by reason of Licensee's use thereof. In this connection, Licensee agrees that Licensor may, in Licensor's sole discretion, join in any filing or proceeding made or commenced by Licensee provided that Licensee agrees that all such actions shall be taken at Licensee's own expense, and that it will indemnify and save Licensor harmless from any liabilities or expenses incurred or resulting therefrom. Licensor, on its part, agrees that it will make all filings, bring all proceedings, and take all other actions necessary to protect the Licensed Intellectual Property from any such danger, except with respect to the filings, proceedings and actions which Licensee is obligated to make, bring or take under the provisions of this Section 6, and which Licensor does not, in its sole discretion, determine to pursue itself. In the event that any of the Licensed Intellectual Property is threatened with infringement, abandonment, forfeiture or other loss as a result of any actions, suits, conditions or occurrences which are not clearly the sole responsibility of either Licensor or Licensee hereunder, then Licensor and Licensee shall cooperate and join with each other in taking all steps necessary to protect such Licensed Intellectual Property, and all liabilities and expenses imposed or incurred shall be borne equally by the two parties. In the event that either Licensor or Licensee shall fail to fulfill its obligations under this Section 6, then the other party shall have the right to make all filings, bring all proceedings and take any other actions which it deems necessary or appropriate to accomplish the objectives contemplated by this Section 6, and the defaulting party shall reimburse such other party for all liabilities and expenses incurred in connection therewith, and each party hereby appoints the other party as its attorney-in-fact to make all such filings, bring all such proceedings and take all other actions, in its name, place and stead, which such other party deems necessary or appropriate to carry out the foregoing; the rights granted under this sentence shall be in addition to any other remedies available to the parties under this Agreement.

         7. Representations and Warranties of Licensor. Licensor represents and warrants that it is the owner of the Licensed Intellectual Property and that no other person has the right, power or authority to use the Licensed Intellectual Property in the jurisdictions in which Licensee is hereby granted the right and license to the Licensed Intellectual Property, and that to the best of Licensor's knowledge no other person is using the Licensed Intellectual Property in connection with the services and products discussed herein, and no other person has the right or standing to prevent the use by Licensee of such Licensed Intellectual Property in the manner and in the countries, territories and possessions contemplated by this Agreement. Licensor also represents and warrants that it has the right to disclose to Licensee the Know-How and that it has or will fully disclose the Licensed Patents and Know-How to Licensee. Licensee also represents and warrants that to its knowledge none of the Licensed Patents are now being infringed nor aware of any conduct that may result in infringement.

         8. Ownership of Licensed Intellectual Property. Licensee acknowledges that Licensor is the owner of the Licensed Intellectual Property (including any improvements made thereto by Licensee), and of the goodwill pertaining thereto and that any goodwill arising from Licensee's use of the Licensed Intellectual Property shall inure to the benefit of and shall be the sole and exclusive property of the Licensor and nothing herein shall constitute a transfer of any goodwill now existing or hereafter created related to the Licensed Intellectual Property. Licensee agrees, subject to the rights and privileges granted hereunder, that the same shall remain the sole and exclusive property of Licensor, and upon termination of all or any part of the rights and privileges granted hereunder because of default by Licensee, or otherwise, Licensee will immediately cease and desist from the use of the Licensed Intellectual Property (including any improvements made thereto by Licensee). Upon such termination, Licensee agrees that it will execute all documents and instruments, and make all filings, necessary to assign and transfer to Licensor any and all of its rights in the Licensed Intellectual Property (including any additional rights therein secured by reason of Licensee's use thereof); and upon failure of Licensee to so act, Licensor shall have the right to execute such documents and instruments, and make such filings, on behalf of Licensee, and Licensee hereby appoints Licensor its attorney-in-fact to execute all such documents and

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instruments, and to make all such filings, and to take all
other steps necessary to effect such assignments and transfers in the name, place and stead of Licensee.

         9. Assignability. Except with the prior written consent of Licensor, the license granted herein shall neither be assignable nor transferable in any manner whatsoever, nor shall the Licensee have the right to grant any sublicenses of any Licensed Intellectual Property, provided that Licensee shall have the right to assign this Agreement in its entirety to the surviving corporation in connection with any merger or consolidation of Licensee, or to any corporation or other person or entity which shall acquire all or substantially all of its assets without Licensor's consent.

         10. Disclaimer of Agency. This Agreement shall not constitute Licensee as the legal representative, partner or agent of Licensor, or joint venturer with Licensor, nor shall Licensee have the right or authority to assume or create any liability or any obligation of any kind, express or implied, against or in the name of or on behalf of Licensor.

         11. Notices. All notices, demands or requests which under the provisions of this Agreement or otherwise may or must be given, shall be in writing and shall be given or made by mailing the same by prepaid, registered or certified mail to:

                  Licensor:      Specialty Equipment Companies, Inc.
                                 1245 Corporate Boulevard
                                 Aurora, Illinois  60504
                                 Attention:  Donald McKay
                                 Telephone:  (630) 585-2913
                                 Telecopy:  (630) 585-9450

                  Licensee:      Specialty Equipment Manufacturing Corporation
                                 1245 Corporate Boulevard
                                 Aurora, Illinois  60504
                                 Attention:  Scott Wulbert
                                 Telephone:  (630) 585-2912
                                 Telecopy:  (630) 585-9450


Any notice, demand or request given or made hereunder shall be deemed so given or made when deposited in the United States mail. Any party may designate by notice in writing a new or other address to which any such notice, demand or request shall thereafter be given or made; such notice of new or other address to become effective upon receipt.

         12. Confidentiality. Licensee acknowledges that the Know-How is confidential and secret and that necessary disclosures to others during the term of this Agreement will be protected by Licensee. This protection will be consistent with the treatment of other confidential disclosures made by Licensee and will include where appropriate confidentiality agreements when Know-How is disclosed to third parties. The foregoing obligations will not apply to any part of the Know-How that is or becomes generally known through no fault of Licensee.

         13.  Miscellaneous.

                  (a) This Agreement shall be construed in accordance with the laws of the State of Illinois.

                  (b) The headings of the sections of this Agreement are for convenience only and shall not affect the construction of this Agreement.

                  (c) The remedies granted hereunder are cumulative and are not intended to be exclusive of any other remedies to which either party may be lawfully entitled in case of any breach or threatened breach of the terms and provisions hereof.

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                  (d)      Any provision of this Agreement prohibited or
                           otherwise invalidated by law or by court decree shall be ineffective to the extent of such prohibition or invalidity, without in any way invalidating or affecting the remaining provisions of this Agreement.

                  (e) This Agreement constitutes the entire agreement and understanding between the parties hereto in connection with the subject matter hereof between the parties hereto and supersede all previous negotiations, commitments and writings, and may not be changed or modified in any manner, orally or otherwise, except by an instrument in writing signed by a duly authorized officer or representative of each of the parties hereto.

                  (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and said counterparts shall constitute one and the same instrument which may be sufficiently evidenced by the counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                               LICENSOR:

                               SPECIALTY EQUIPMENT COMPANIES, INC.
                               a Delaware corporation


                               By:________________________________________
                                        Its:______________________________



                               LICENSEE:

                               SPECIALTY EQUIPMENT MANUFACTURING CORPORATION a Delaware corporation



                               By:________________________________________
                                        Its:______________________________



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                                    EXHIBIT A


                                 Licensed Marks

====================================================================================================================
                                         Date of Registration with United
            Description of                States Patent and Trademark Office
             Licensed Mark                                                             Registration Number
====================================================================================================================
====================================================================================================================

====================================================================================================================

                               [SEE ATTACHED LIST]

                                    EXHIBIT B


                                Licensed Patents

====================================================================================================================
                                          Date of Registration with United
            Description of                States Patent and Trademark Office
                 Mark                                                                  Registration Number
====================================================================================================================
====================================================================================================================

====================================================================================================================


                               [SEE ATTACHED LIST]